CENTURYTEL personal touch advanced communications

Exhibit 99.2

EMBARQ

Filed by CenturyTel, Inc.
Pursuant to Rule 425 under the Securities Act of 1933 and
Deemed filed under Rule 14a-12 of the Exchange Act of 1934
Subject Company: CenturyTel, Inc., File #1-7784



Merger of CenturyTel and EMBARQ

October 27, 2008

Safe Harbor Language

Included in our presentation are certain estimates and other forward-looking statements. They are subject to uncertainties that could cause the actual results to differ materially. These and other important uncertainties related to our business are described in the Company's filings with the Securities and Exchange Commission. All information contained herein is current as of October 27, 2008, and is to be considered valid only as of October 27, 2008, regardless of the date reviewed.

Additional Information

CenturyTel and EMBARQ will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about CenturyTel and EMBARQ, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to CenturyTel, 100 CenturyTel Drive, Monroe, Louisiana, 71203 Attention: Corporate Secretary, or to EMBARQ, 5454 West 110th Street, Overland Park, KS, 66211, Attention: Corporate Secretary. The respective directors and executive officers of CenturyTel and EMBARQ and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CenturyTel's directors and executive officers is available in its proxy statement filed with the SEC by CenturyTel on March 27, 2008, and information regarding Embarq directors and executive officers is available in its proxy statement filed with the SEC by EMBARQ on March 17, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. . This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Attendees

Glen F. Post, III

- Chairman of the Board and Chief Executive Officer, CenturyTel

Tom Gerke

- Chief Executive Officer, EMBARQ

Stewart Ewing

- Chief Financial Officer, CenturyTel

Gene M. Betts

- Chief Financial Officer, EMBARQ

Compelling for Shareholders of CenturyTel and EMBARQ

- Combination of CenturyTel and EMBARQ creates a leading communications company
  - Operations in 33 states with approximately 8 million access lines and 2 million broadband customers
  - Pro forma revenue of $8.8 billion and EBITDA of $3.8 billion [1]
- Enhanced financial profile
  - Accretive to free cash flow on an "as realized basis" in first full year post-closing
  - Sound capital structure with pro forma leverage of 2.1x (incl. run rate synergies) [2]
  - Dividend payout ratio of ~50% and expectation to return substantial capital to shareholders
- Significant cost savings and operating efficiencies
  - Annual run rate synergies of approximately $400 million
  - Ability to leverage best practices between the two companies
- Highly experienced leadership team
  - Bill Owens, Non-executive Chairman
  - Glen Post, CEO
  - Tom Gerke, Executive Vice Chairman
  - Karen Puckett, COO
  - Stewart Ewing, CFO

1. Data as of September 30, 2008 for CenturyTel and EMBARQ
2. Includes ~$400 million of anticipated run rate synergies

Transaction Summary

Transaction Structure:	All stock combination
Exchange Ratio:	1.37 shares of CenturyTel stock per share of EMBARQ stock
Pro Forma Ownership:	34% CenturyTel shareholders / 66% EMBARQ shareholders
Transaction Value:	$11.6 billion, including net debt of $5.8 billion as of 09/30/08
Estimated Synergies:	Approximately $400 million of annual run rate synergies
Estimated Transaction Multiples:	4.5x / 3.9x LTM EBITDA (before / after run rate synergies) 6.0x / 4.7x LTM Free Cash Flow (before / after run rate synergies)
Financing:	$800 million of committed financing to refinance EMBARQ bank debt facilities and for general corporate purposes
Pro Forma Leverage:	2.1x (incl. run rate synergies) / 2.3x (excluding synergies)
Dividend Policy:	Annual dividend of $2.80 per share, approximately 50% pay-out ratio
Closing Conditions:	HSR, FCC, Certain State Regulatory Approvals and CenturyTel and EMBARQ shareholder approvals and other customary conditions

A Leading Communications Company

- Operations in 33 states
- Approximately 8 million access lines, 2 million broadband customers and 97k fiber miles



CenturyTel   EMBARQ   LightCore Fiber Network

EMBARQ

CENTURYTEL

Premier Communications Company

Access Lines (millions) (1)



10.0
8.0
6.0
4.0
2.0
0.0
7.9
3.1
2.3
1.5
Newco
WIN
FTR
FRP

LTM Revenue ($ billions) (1)



10.0
8.0
6.0
4.0
2.0
0.0
8.8
3.3
2.3
1.5
Newco
WIN
FTR
FRP (2)

Broadband Customers (millions) (1)



2.5
2.0
1.5
1.0
0.5
0.0
2.0
0.9
0.6
0.3
Newco
WIN
FTR
FRP

LTM EBITDA ($ billions) (1)



5.0
4.0
3.0
2.0
1.0
0.0
3.8
1.7
1.2
0.5
Newco
WIN
FTR
FRP (2)

1. Data as of September 30, 2008 for CenturyTel and EMBARQ and June 30, 2008 for WIN, FTR and FRP
2. FairPoint statistics pro forma for VZ Northern New England transaction

EMBARQ

CENTURYTEL

Key Pro Forma Metrics

As of September 30, 2008

(as of 09/30/08, $ in millions)	CenturyTel [1]	EMBARQ	Pro Forma w/o Synergies
Access Lines (000s)	2,041	5,853	7,894
Broadband Customers (000s)	628	1,388	2,016
Penetration	30.8%	23.7%	25.5%
LTM Revenue	$2,613	$6,222	$8,835
LTM EBITDA	$1,246	$2,598	$3,844
EBITDA Margin %	47.7%	41.8%	43.5%
Capital Expenditures	$327	$795	$1,122
Net Debt	$3,086	$5,757	$8,843
Net Leverage	2.48x	2.22x	2.30x

(1) Results pro forma for Madison River acquisition

EMBARQ

CENTURYTEL

Clear, Achievable Synergies

Operating Cost Savings	✦ Headquarters / Corporate ✦ Network and Operational Efficiencies ✦ IT Support ✦ Increased Purchasing Power ✦ Advertising	**~ $300 million annually**
Capex Synergies	✦ Increased purchasing power	**~ $30 million annually**
Other Synergies	✦ Increased broadband penetration ✦ Introduction of new products	**~ $75 million annually**
Integration Expenses	✦ Realization of synergies ✦ Network integration	**~ $275 million (one-time)**

EMBARQ
CENTURYTEL

Governance

- Glen Post – CEO; Tom Gerke – Executive Vice Chairman; Karen Puckett – COO; and Stewart Ewing – CFO
- Bill Owens – Non-executive Chairman and Harvey Perry – Non-executive Vice Chairman
- Headquarters in Monroe, Louisiana
- Significant operating presence in Overland Park, Kansas
- 15 member board
  - 8 current CenturyTel directors
  - 7 current EMBARQ directors
- Name and brand of combined company to be determined prior to close

Great Strategic Combination

- Significantly enhances financial and operational scale
  - ~ 8 million access lines and 2 million broadband customers
  - $8.8 billion of revenue and $3.8 billion of EBITDA
- Enhances shareholder value and financial flexibility
  - Significant synergies
  - Accretive in the first full year post-closing
  - Expectation of returning substantial capital to shareholders
  - Sound capital structure
- Combined company well positioned strategically and competitively
  - Diversification of markets and revenue
  - Leverage of core, high-quality network resources
  - Customer service and marketing efficiencies through integrated systems
  - Improved competitive positioning

EMBARQ
CENTURYTEL